 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2026
Date of Report (Date of earliest event reported)

NEWSMAX INC.
(Exact name of registrant as specified in its charter)

Florida	024-12567	99-2600308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 Park of Commerce Drive, Suite 100
Boca Raton, Florida 33487
(Address of principal executive offices and zip code)

(561) 686-1165
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value per share	NMAX	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On May 18, 2026, Newsmax Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of 85,626,759 shares of the Company’s common stock, or approximately 90.97% of the total shares of common stock entitled to vote, were represented in person or by proxy. The matters before the Annual Meeting were described in more detail in the Company’s definitive 2026 Proxy Statement filed with the United States Securities and Exchange Commission on March 27, 2026.

The vote results detailed below represent final results as certified by the Inspector of Election. For beneficial owners holding the Company’s common stock at a bank or broker institution, a “broker non-vote” occurred if the bank or broker did not have voting authority on that matter, or because the bank or broker did not receive voting instructions from the beneficial owner on that matter.

Proposal One—Election of Directors. The stockholders elected the following nominees as directors to serve until the 2027 Annual Meeting of Stockholders and until the election and qualification of their respective successors or their earlier death, disqualification, resignation or removal.

Election of Directors:	For	Withheld	Broker Non-Votes
Christopher Ruddy	401,078,433	1,655,082	36,046,917
Nancy G. Brinker	401,292,865	1,440,659	36,046,917
Christopher N. Cox	401,380,043	1,353,472	36,046,917
R. Alexander Acosta	400,833,633	1,899,882	36,046,917
David Gandler	401,524,125	1,209,390	36,046,917
David A.R. Evans	402,198,077	535,438	36,046,917
Paula J. Dobriansky	402,108,139	625,376	36,046,917
Proposal Two—Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the Company's fiscal year ending December 31, 2026.

For	Against	Abstentions
437,793,686	591,105	395,641

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2026

Newsmax Inc.

By:	/s/ Darryle Burnham
Name:	Darryle Burnham
Title:	Chief Financial Officer